MUTUALS.com

Prospectus Supplement Dated August 25, 2004

Vice Fund

This Supplement updates certain information contained in the currently effective prospectus for the above-referenced fund (the “Fund”).

Effective immediately, the following is added to the “Management of the Funds – Regulatory and Criminal Matters” section of the prospectus:

On or about August 11, 2004, the U.S. Attorney for the Southern District of New York informed former executives of Mutuals.com, Inc., the former investment adviser to the Fund (the “Former Advisor”), that they will be charged with wire fraud and securities fraud.  The charges against the former executives, including Richard Sapio, stem from the same market timing activities alleged in the civil action filed by the Securities and Exchange Commission (SEC) against the three former executives and the Former Advisor in December 2003.  The wire fraud charges carry a maximum penalty of thirty years in prison and a fine of $1 million or twice the gross gain or gross loss from the offense, whichever is greater.  The securities fraud charges carry a maximum penalty of twenty years in prison and a fine of $5 million or twice the gross gain or gross loss from the offense, whichever is greater.  The three executives resigned from their positions with the Former Advisor in February.  Mr. Sapio controls Mutual Capital Alliance (formerly known as Mutuals Holdings Corp.), the parent company of Mutuals Advisors, Inc. (the “Current Advisor”), the current investment adviser to the Fund.  The Current Advisor is a new entity of which Dan Ahrens is the principal.  Mr. Ahrens has been the primary fund manager since August 2002.

There are no charges or allegations of wrongdoing against the Fund or the Current Advisor.

Please retain this Supplement with the Prospectus.